1
FIRST AMENDMENT TO EMPLOYMENT
AGREEMENT
THIS

FIRST

AMENDMENT

TO

EMPLOYMENT

AGREEMENT

("Amendment")

is
made and

entered into

on May

11,

2021, amends

certain terms,

effective as

of the

date provided
below,

of that

employment agreement entered

into, by and

between CrossFirst Bank,

a state

bank
organized under

the laws

of the

State of

Kansas (the

"Company"), CrossFirst

Bankshares, Inc.,

a
Kansas

Corporation

(the

"Holding

Company"),

and

W.

Randall

Rapp

("Employee")

on

April

1,
2019 (the "Employment Agreement").
WHEREAS,

the

Company,

the

Holding

Company,

and

Employee

entered

into

the
Employment

Agreement for

the

purpose of

memorializing the

terms

of

Employee's employment
with the Company;
WHEREAS,

section

5.9(b)

of

the

Employment

Agreement

permits

the

Employment
Agreement to be

modified or amended by

a written instrument, executed by the

party against whom
enforcement of such amendment may be sought;
WHEREAS, Employees title has

changed and the

Company and Employee

desire
to
amend
·the Employment Agreement to reflect such changes;
WHEREAS,

section

3

of

the

Employment

Agreement

provides

Employee

with

certain
rights in the

event of a

termination of employment,

including the right

to receive certain

financial
benefits in the event of Employee's involuntary termination of employment;
WHEREAS,

effective

as

June

2,

2020,

the

Holding

Company

adopted

the

CrossFirst
Bankshares,

Inc.

Senior

Executive

Severance

Plan

(the

"Severance

Plan")

which

is

intended

to
provide financial protection in the event of unexpected job loss to senior executives of the Holding
Company or the Company;
WHEREAS,

the

Company,

the

Holding

Company,

and

Employee

desire

to

amend

the
Employment Agreement such that Employee will no longer

be entitled to the benefits described in
section

3

of

the

Employment Agreement,

but

instead will

participate in

the

Severance Plan,

and
effective

from

the

date

provided

below,

section

3

of

the

Employment

Agreement,

other

than
sections

3.l(c), 3.l(h), and 3.7,

will

be null and void

and of no application;

and
WHEREAS,

section

l.l(a) and

section 3

of the

Employment

Agreement
will
be amended
as provided herein.
NOW,

THEREFORE, effective

as provided

below,

the following

amendments are

hereby
made to the Employment Agreement:
1.
As

of the

date

hereof, section

1.1

of the

Employment

Agreement

is hereby

deleted

and
replaced with the following:
1.1
POSITION AND TITLE. The Company hereby hires

Employee to serve as the Chief
Risk and Credit Officer.
(a)
LIMITS

ON

AUTHORITY.

Employee

shall,

to

the

best

of

his

abilities,

perform
his

duties

in

such

capacity

pursuant

to

this

Agreement

in

compliance

with

applicable
law,

consistent

with such

direction as

the Company

provides to

Employee

from time

to

time,

and

in

accordance

with

Company's

policies

and

procedures

as

published

from
time to time.
(b)
REPORTING

AND

AUTHORITY.

Employee

shall

report

to

the

Company

as
directed

by

the

Company.

Subject

to

the

directions

of

the

Company,

Employee

shall
have

full

authority

and

responsibility

for

supervising

and

managing

to

the

best

of

his
ability,

the

daily

affairs

in

his

scope

of

work

or

as

assigned

including

but

not

limited
to:

(i)

presenting

to

the

Company

all

business

opportunities

that

come

to

his

attention
that

are

reasonably

in

the

scope

of

business

of

the

Company;

(ii)

working

with

the
Company

to

develop

and

approve

business

objectives,

policies

and

plans

that

improve
the

Company's

profitability;

(iii)

communicating

business

objectives

and

plans

to
subordinates,

(iv) ensuring

that plans

and policies

are promulgated

to and

implemented
by subordinate

managers,

(v) ensuring

that each

business

plan provides

those functions
required

for

achieving

its

business

objectives

and that

each

plan

is

properly

organized,
staffed and

directed to

fulfill its

responsibilities,

(vi) assisting

the Company

in directing
periodic

reviews

of

the

Company's

strategic

position

and

combining

this

information
with

corollary

analysis

of

the

Company's

production

and

financial

resources,

(vii)
providing

periodic

financial

information

concerning

the

operations

of

the

projects

and
growth

plans

to

the

Company,

and

(viii)

ensuring

that

the

operation

of

the

projects
comply with

applicable laws.
2.
Effective

upon

Employee's

participation

in

the

Severance

Plan

(the

"Effective

Date"),

all
of section

3 of

the

Employment

Agreement,

with

the exception

of sections

3. l(c),

3.l(h), and

3.7,
is null

and

void

and has

been superseded

by the

terms

of the

Severance

Plan,

such that

the

terms
of the

Severance

Plan shall

exclusively

govern the

rights

of and

benefits

available

to Employee

in
the event of a

termination of

employment.
3.
As

of

the

Effective

Date.

section

3.l(h)

of

the

Employment

Agreement

is

hereby

deleted
and replaced with

the following:
"(h)

''NOTICE

OF

TERMINATION"

shall

mean

a

written

notice,

which

includes

the
effective

Date

of Termination

and
(i)
if delivered

by the

Company

in connection
with
the
Company's

decision

to terminate

Employee's

employment

with the

Company,

sets
forth
in
reasonable

detail the

reason

for termination

of Employee's

employment.

or (ii)

if delivered
by

Employee
in
connection

with

a

"Constructive

Termination"

as

such

term

is

defined

in
the

CrossFirst

Bankshares.

Inc.

Senior

Executive

Severance

Plan,

specifies
in
reasonable
detail the basis

for such resignation.
11
4.
As

of

the

Effective

Date.

a

new

subsection

3.7

is

added

to

section

3

of

the

Employment
Agreement which

reads as follows:
11
3.7

SUPERSESSION

OF

SEVERANCE

BENEFITS.

In

the

event

the

Committee
designates

Employee

as

a

participant

in

the

CrossFirst

Bankshares,

Inc.

Senior

Executive
Severance Plan

(the "Severance

Plan"), upon

such a designation

becoming effective,

the terms and
conditions

of the

Severance

Plan shall

supersede

the terms

and conditions

of this

Section

3, other
than

sections

3.l(c),

3.l(h),

and

3.7,

and

the

Severance

Plan

alone

shall

govern

and

control
Employee's

entitlement

to

severance

benefits,

the

amount

of

any

severance

benefits,

and

the
payment terms

of such severance

benefits.

IN
WITNESS
WHEREOF,
the

parties hereto have executed this

Amendment,
on
the date
set forth above.
CROSSFIRST

BANKSHARES,

INC.

CROSSFIRST BANK
NAME:

Michael J.

Maddox

NAME:

Michael J.

Maddox
SIGNATURE:

/s/ Michael

J. Maddox

SIGNATURE:

/s/ Michael

J. Maddox
TITLE:

CEO

TITLE:

CEO

EMPLOYEE
NAME:

W. Randall Rapp
SIGNATURE:

/s/ W. Randall Rapp